Exhibit 10.5
Certain confidential portions of this exhibit have been omitted and replaced with “[***].” Such identified information has been excluded from this exhibit because it (i) is not material and (ii) is the type of information that the registrant treats as private or confidential.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT						1. CONTRACT ID CODE	PAGE OF PAGES
							1	5
2. AMENDMENT/MODIFICATION NO. P00022				3. EFFECTIVE DATE 28-Mar-2022	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY			CODE	W58P05		7. ADMINISTERED BY (If other than item 6) CODE	S2206A
ACC-APG - COVID RESPONSE - W58P05 6472 INTEGRITY COURT (BUILDING 4401) ABERDEEN PROVING GROUND MD 21005-3013				DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578						9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
					X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
					X	10B. DATED (SEE ITEM 13) 09-Aug-2020
CODE 8PTM0				FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer     is extended,     is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning    copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT S/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
X				A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. FAR 52.243-1 Changes--Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT:	Contractor	X	is not,	is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:    [***]
See Block 14 Continuation Page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)					16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)				15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY [***] (Signature of Contracting Officer)		16C. DATE SIGNED 28-Mar-2022
EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

W911QY20C0100
P00022

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text: P00022

OBLIGATION AMOUNT: $26,000,000

a.The purpose of this modification (P00022) is to:

(1)Issue an Unpriced Change Order (UCO) for the alignment of Product C Seasonal Boost/Pediatric Primary Series to support use for the age group of 6 months to <6 years (6m-<6y). Final revisions to the Statement of Work, Terms and Conditions, and Price will be established through the definitization process.

(2)Upon execution of this modification, Contractor is directed to take necessary steps to deliver at least [***] doses of Product C, as defined in H.19, that are labeled for use in pediatric primary series for the age group of 6 months to <6 years.

(3)Creates CLIN 5000 for the alignment of Product C from Seasonal Boost to Pediatric Primary Series for the age group of 6 months to <6 years (6m-<6y) per section H.19.

(4)Funds CLIN 5000 for $26,000,000, 50% of the not-to-exceed (NTE) price of $52,000,000, in accordance with DFARS 243.204-70-4.

(5)Add FAR Clause 52.216-24, Limitation of Government Liability; See clause in full text for additional details.

(6)Add DFARS Clause 252.217-7027, Contract Definitization; See clause in full text for additional details.

b.This modification was requested by the program office to meet the Government’s COVID-19 National Response Strategy.

c.The total value contract has increased by $52,000,000 from $8,145,794,804.60 to $8,197,794,804.60. The total funded amount has increased by $26,000,000 from $8,145,794,804.60 to $8,171,794,804.60

All other terms and conditions remain unchanged.

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $52,000,000.00 from
$8,145,794,804.60 to $8,197,794,804.60.

SECTION B - SUPPLIES OR SERVICES AND PRICES

W911QY20C0100
P00022

CLIN 5000 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
5000		1	Each	$52,000,000.00	$52,000,000.00 NTE
Product C Realignment to Pediatric 6m<6y
FFP
Receipt of this UCO constitutes your Notice to Proceed. The Not-to-Exceed
(NTE) Ceiling Price for the UCO is $52,000,00 which $26,000,000 is obligated at the time of modification. Moderna is not authorized to expend any funds in excess of the above obligation limits. A Firm Fixed Price contract modification is contemplated. See Section I for the Definitization Schedule IAW DFARS
CLAUSE 252.217-7027.
FOB: Destination
PSC CD: 6505

NET AMT    $52,000,000.00

SUBCLIN 500001 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
500001					$0.00
50% of NTE Amount FFP
PURCHASE REQUEST NUMBER: 0011770238

NET AMT    $0.00

ACRN AQ
CIN: GFEBS001177023800001

$26,000,000.00

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 5000:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 500001:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	N/A

W911QY20C0100
P00022

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation Summary for the Payment Office
As a result of this modification, the total funded amount for this document was increased by $26,000,000.00 from $8,145,794,804.60 to $8,171,794,804.60.

SUBCLIN 500001:
Funding on SUBCLIN 500001 is initiated as follows: ACRN: AQ
CIN: GFEBS001177023800001
Acctng Data: 0212022202320400000665654260    S.0074658.7.3.8    6100.0152021001

Increase: $26,000,000.00 Total: $26,000,000.00
Cost Code: A5XAH

SECTION I - CONTRACT CLAUSES

The following have been added by full text:

52.216-24    LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a)In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding
$8,197,794,804.60 dollars.

(b)The maximum amount for which the Government shall be liable if this contract is terminated is
$8,197,794,804.60 dollars.

(End of clause)

252.217-7027    CONTRACT DEFINITIZATION (DEC 2012)

(a)A Unprice Change Order (UCO) is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit fixed-price proposal and pricing data supporting its proposal.

(b)The schedule for definitizing this contract is as follows (insert target date for definitization of the contract action and dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and certified cost or pricing data).

UCA Issued:    28 March 2022

W911QY20C0100
P00022

Receipt of Qualifying Proposal:    1 April 2022
Beginning of Negotiations:    15 April 2022
Complete Negotiations:    29 April 2022
Definitization of UCO:    13 May 2022

(c)If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1)After the Contracting Officer's determination of price or fee, the contract shall be governed by--

(i)All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed- price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii)All clauses required by law as of the date of the Contracting Officer's determination; and

(iii)Any other clauses, terms, and conditions mutually agreed upon.

(2)To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d)The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price in no event to exceed $8,197,794,804.60.

(End of clause)

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT						1. CONTRACT ID CODE	PAGE OF PAGES
							1	6
2. AMENDMENT/MODIFICATION NO. P00023				3. EFFECTIVE DATE 14-Apr-2022	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY			CODE	W58P05		7. ADMINISTERED BY (If other than item 6) CODE	S2206A
ACC-APG - COVID RESPONSE - W58P05 6472 INTEGRITY COURT (BUILDING 4401) ABERDEEN PROVING GROUND MD 21005-3013				DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578						9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
					X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
					X	10B. DATED (SEE ITEM 13) 09-Aug-2020
CODE 8PTM0				FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer    is extended,    is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning    copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT S/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
X				A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. FAR 52.243-1 Changes--Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT:	Contractor	X	is not,	is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:    [***]
See Block 14 Continuation Page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)					16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)				15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY [***] (Signature of Contracting Officer)		16C. DATE SIGNED 14-Apr-2022
EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04
STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

W911QY20C0100
P00023

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text: P00023

OBLIGATION AMOUNT: $10,500,000

a.The purpose of this modification (P00023) is amend the scope of work under contract modification W911QY-20- C-0100-P00022 issued as an Unpriced Change Order (UCO) on 22 March 2022:

From Previous P00022:

(1)Issue an Unpriced Change Order (UCO) for the alignment of Product C Seasonal Boost/Pediatric Primary Series to support use for the age group of 6 months to <6 years (6m-<6y). Final revisions to the Statement of Work, Terms and Conditions, and Price will be established through the definitization process.
(2)Upon execution of this modification, Contractor is directed to take necessary steps to deliver at least [***] doses of Product C, as defined in H.19, that are labeled for use in pediatric primary series for the age group of 6 months to
<6 years.
(3)Creates CLIN 5000 for the alignment of Product C from Seasonal Boost to Pediatric Primary Series for the age group of 6 months to <6 years (6m-<6y) per section H.19.
(4)Funds CLIN 5000 for $26,000,000, 50% of the not-to-exceed (NTE) price of $52,000,000, in accordance with DFARS 243.204-70-4.
(5)Add FAR Clause 52.216-24, Limitation of Government Liability; See clause in full text for additional details.
(6)Add DFARS Clause 252.217-7027, Contract Definitization; See clause in full text for additional details.

Amended to (P00023):

(1)Issue an Unpriced Change Order (UCO) for the alignment of [***] doses of Product C Seasonal Boost/Pediatric Primary Series to support use for the age group of 6 months to <6 years (6m-<6y) and shift [***] doses of Product A, Adult Primary, to Product C, Pediatric Primary Series (6m-<6y). Final revisions to the Statement of Work, Terms and Conditions, and Price will be established through the definitization process.
(2)Upon execution of this modification, Contractor is directed to take necessary steps to deliver at least [***] doses of Product C, as defined in H.19, that are labeled for use in pediatric primary series for the age group of 6 months to <6 years.
(3)Update CLIN 5000 to reflect the alignment of Pediatric Primary Series for the age group of 6 months to <6 years (6m-<6y) per section H.19.
(4)Fund CLIN 5000 for an additional $10,500,000 on this modification (previously funded for $26,000,000; for the revised total of $36,500,000 obligated funding) which is 50% of the not-to-exceed (NTE) for the price of
$73,000,000 ($52,000,000 on the previous modification P00022 and $21,000,000 for the increase level of effort) in accordance with DFARS 243.204-70-4.
(5)FAR Clause 52.216-24, Limitation of Government Liability; Revised see clause in full text for additional details.
(6)DFARS Clause 252.217-7027, Contract Definitization; Revised see clause in full text for additional details.

b.This modification was requested by the program office to meet the Government’s COVID-19 National Response Strategy.

c.The total value contract has increased by $21,000,000 from $8,197,794,804.60 to $8,218,794,804.60. The total funded amount has increased by $10,500,000 from $8,171,794,804.60 to $8,182,294,804.60

W911QY20C0100
P00023

All other terms and conditions remain unchanged.

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $21,000,000.00 from
$8,197,794,804.60 to $8,218,794,804.60.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 5000
The CLIN description has changed from Product C Realignment to Pediatric 6m<6y to Realignment to Pediatric 6m<6y.
The CLIN extended description has changed from:

Receipt of this UCO constitutes your Notice to Proceed. The Not-to-Exceed (NTE) Ceiling Price for the UCO is
$52,000,00 which $26,000,000 is obligated at the time of modification. Moderna is not authorized to expend any funds in excess of the above obligation limits. A Firm Fixed Price contract modification is contemplated. See Section I for the Definitization Schedule IAW DFARS CLAUSE 252.217-7027.

To:

Receipt of this UCO constitutes your Notice to Proceed. The Not-to-Exceed (NTE) Ceiling Price for the UCO is
$73,000,00 which $36,500,000 is obligated thought modification P00022 & P00023. Moderna is not authorized to expend any funds in excess of the above obligation limits. A Firm Fixed Price contract modification is contemplated. See Section I for the Definitization Schedule IAW DFARS CLAUSE 252.217-7027.

The unit price amount has increased by $21,000,000.00 from $52,000,000.00 to $73,000,000.00.
The total cost of this line item has increased by $21,000,000.00 from $52,000,000.00 to $73,000,000.00.

SUBCLIN 500001
The CLIN description has changed from 50% of NTE Amount to NTE Amount.

SUBCLIN 500002 is added as follows:

W911QY20C0100
P00023

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
500002					$0.00
NTE Amount FFP
PURCHASE REQUEST NUMBER: 0011776492-0002

NET AMT    $0.00

ACRN AR
CIN: GFEBS001177649200001

$10,500,000.00

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 500002:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	N/A

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation Summary for the Payment Office
As a result of this modification, the total funded amount for this document was increased by $10,500,000.00 from $8,171,794,804.60 to $8,182,294,804.60.

SUBCLIN 500002:
Funding on SUBCLIN 500002 is initiated as follows: ACRN: AR
CIN: GFEBS001177649200001
Acctng Data: 0212022202320400000665654260    S.0074658.7.3.8    6100.0153021001

Increase: $10,500,000.00 Total: $10,500,000.00
Cost Code: A5XAH

SECTION I - CONTRACT CLAUSES

The following have been modified:

W911QY20C0100
P00023

52.216-24    LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a)In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding
$8,218,794,804.60 dollars.

(b)The maximum amount for which the Government shall be liable if this contract is terminated is
$8,218,794,804.60 dollars. (End of clause)

252.217-7027    CONTRACT DEFINITIZATION (DEC 2012)

(a)A Unprice Change Order (UCO) is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit fixed-price proposal and pricing data supporting its proposal.

(b)The schedule for definitizing this contract is as follows (insert target date for definitization of the contract action and dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and certified cost or pricing data).

UCO Issued:    28 March 2022
UCO Amendment Issued    15 April 2022
Receipt of Qualifying Proposal:    18 April 2022
Beginning of Negotiations:    2 May 2022
Complete Negotiations:    16 May 2022
Definitization of UCO:    30 May 2022

(c)If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1)After the Contracting Officer's determination of price or fee, the contract shall be governed by--

(i)All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed- price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii)All clauses required by law as of the date of the Contracting Officer's determination; and

(iii)Any other clauses, terms, and conditions mutually agreed upon.

(2)To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d)The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price in no event to exceed $8,218,794,804.60.

W911QY20C0100
P00023

(End of clause)

(End of Summary of Changes)